                                                                   Exhibit 32(b)


                      18 U.S.C. Section 1350 Certification




I hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2003, to the best of my knowledge and belief, that the accompanying Form 10-Q of Southwest Bancorp, Inc. ("Southwest") for the quarterly period ended March 31, 2005, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and that the information contained in this Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Southwest.


By: /s/ Kerby Crowell                             May 9, 2005
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    Kerby Crowell                                 Date
    Executive Vice President, Chief Financial
    Officer and Secretary
    (Principal Financial Officer)